EXHIBIT 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Game Face Gaming, Inc. (the “Company”) on Form 10-Q for the period ended March 31, 2012 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Felix Elinson certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

May 15, 2012	By:	/s/ Felix Elinson
Name: Felix Elinson
Title: President and Chief Executive Officer (Principal Executive, Financial and Accounting Officer)

A signed original of this written statement required by Section 906 has been provided to Game Face Gaming, Inc. and will be retained by Game Face Gaming, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.